PROSPECTUS
                                 --------------
                                  MARCH 1, 1999

                            PIN OAK AGGRESSIVE STOCK
                            RED OAK TECHNOLOGY SELECT
                             WHITE OAK GROWTH STOCK


                            [OAK FUNDS LOGO OMITTED]
                              OAK ASSOCIATES FUNDS

                               INVESTMENT ADVISER:
                              OAK ASSOCIATES, LTD.

                     The Securities and Exchange Commission
                       has not approved any Fund shares or
                       determined whether this prospectus
                        is accurate or complete. It is a
                          crime for anyone to tell you
                                   otherwise.

                              WWW.OAKASSOCIATES.COM
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PROSPECTUS
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HOW TO READ THIS PROSPECTUS
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Oak Associates Funds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:


                                                                          Page
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Pin Oak Aggressive Stock Fund                                                2
Red Oak Technology Select Fund                                               4
White Oak Growth Stock Fund                                                  6
More Information About Risk                                                  8
Each Fund's Other Investments                                                8
The Investment Adviser and Fund Managers                                 8 & 9
Purchasing, Selling and Exchanging Fund Shares                            9-11
Dividends, Distributions and Taxes                                          11
Financial Highlights                                                   12 & 13
How to obtain more information about the
  Oak Associates Funds                                              Back Cover
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                                                                    INTRODUCTION
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INFORMATION COMMON TO ALL FUNDS
Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help each achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based on the market value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The estimated volatility, relative to the S&P 500 Index, for each Fund is set forth in the Fund summaries that follow. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK
The Funds principally invest (at least 65% of their assets) in equity securities. Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility which is the principal risk of investing in a fund. An investment in the Funds may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

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PIN OAK AGGRESSIVE STOCK FUND
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FUND SUMMARY

INVESTMENT GOAL --Long-term capital growth
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INVESTMENT FOCUS --Common stock of small and mid-sized U.S. companies
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY --High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY --Investing in companies that are key performers within growing industries.
--------------------------------------------------------------------------------
INVESTOR PROFILE --Investors who want capital appreciation and who are willing to bear the risks of small cap equity investing.
--------------------------------------------------------------------------------

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INVESTMENT STRATEGY OF THE PIN OAK AGGRESSIVE STOCK FUND
The Fund invests primarily in common stocks of U.S. companies with small to medium market capitalizations (between $500 million and $5 billion). In selecting investments for the Fund, the Adviser chooses stocks of companies that it believes have above average growth potential at attractive prices. The Adviser's investment process begins with a top-down analysis of industry sectors that it considers to have the best potential for long-term growth based on an overall analysis of the economy and interest rate trends. It then focuses in on the key performers in those areas based on a highly qualitative, subjective analysis of individual companies' fundamental values such as earnings growth potential and the quality of corporate management. The Adviser generally will not sell a company merely because it has grown above the market capitalization range if the company has additional growth potential. The Adviser buys and holds companies for the long-term, and seeks to keep portfolio turnover to a minimum.

[GRAPHIC OF SCALES OMITTED]

PRINCIPAL RISKS OF INVESTING IN THE PIN OAK AGGRESSIVE STOCK FUND
Although the Fund is diversified, the Adviser's investment strategy often involves overweighting the Fund's position in the industry sectors which it believes hold the most growth potential. As a result, poor performance or adverse economic events effecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends. Investors are also subject to the risk that the Fund's market segment, small and mid-cap growth stocks, may underperform other equity market segments or the equity markets as a whole.

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PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.
This bar chart shows changes in the Fund's performance from year to year.*
[BAR CHART OMITTED]
1993      1.76%
1994      0.00%
1995     37.22%
1996     10.78%
1997      1.30%
1998     49.20%
*THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR.

     BEST QUARTER          WORST QUARTER
------------------------------------------
   44.12% (12/31/98)    (24.58%) (6/30/94)

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                                                   PIN OAK AGGRESSIVE STOCK FUND
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This table compares the Fund's average annual total returns for the periods ending December 31, 1998 to those of the S&P MidCap 400 Index.
                                                                        SINCE
                                           1 YEAR       5 YEARS       INCEPTION
--------------------------------------------------------------------------------
Pin Oak Aggressive Stock Fund              49.20%       18.10%        17.40%**
S&P MidCap 400 Index                       19.12%       18.84%        18.59%**
** SINCE 8/3/92    **SINCE 7/31/92

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
AN INDEX MEASURES THE MARKET PRICES OF A SPECIFIC GROUP OF SECURITIES IN A PARTICULAR MARKET OR SECURITIES IN A MARKET SECTOR. YOU CANNOT INVEST DIRECTLY IN AN INDEX. UNLIKE A MUTUAL FUND, AN INDEX DOES NOT HAVE AN INVESTMENT ADVISER AND DOES NOT PAY ANY COMMISSIONS OR EXPENSES. IF AN INDEX HAD EXPENSES, ITS PERFORMANCE WOULD BE LOWER. THE S&P MIDCAP 400 INDEX IS A WIDELY-RECOGNIZED, CAPITALIZATION-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATIONS) INDEX OF 400 DOMESTIC MID-CAP STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION.
--------------------------------------------------------------------------------

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FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) ...................................................  None
Maximum Deferred Sales Charge (Load) (as a percentage of
   net asset value) .....................................................  None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
   Distributions (as a percentage of offering price) ....................  None
Redemption Fee (as a percentage of amount redeemed, if applicable) ......  None
Exchange Fee ............................................................  None
Maximum Account Fee .....................................................  None

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*
--------------------------------------------------------------------------------
Investment Advisory Fees ...............................................    .74%
Other Expenses .........................................................    .34%
                                                                         -------
Total Annual Fund Operating Expenses ...................................   1.08%
                                                                         -------
Fee Waivers and Expense Reimbursements .................................    .08%
                                                                         -------
Net Expenses ...........................................................   1.00%
--------------------------------------------------------------------------------

*THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.00% FOR A PERIOD OF ONE YEAR FROM THE DATE OF THIS PROSPECTUS. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER."

--------------------------------------------------------------------------------
EXAMPLE
THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THAT YOU SELL YOUR SHARES AT THE END OF THE PERIOD. THE EXAMPLE ALSO ASSUMES THAT EACH YEAR YOUR INVESTMENT HAS A 5% RETURN AND FUND OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS AND RETURNS MIGHT BE DIFFERENT, YOUR APPROXIMATE COSTS OF INVESTING $10,000 IN THE FUND WOULD BE:
               1 YEAR         3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------
                $102           $336          $588          $1,310

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RED OAK TECHNOLOGY SELECT FUND
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FUND SUMMARY

INVESTMENT GOAL --Long-term capital growth
--------------------------------------------------------------------------------
INVESTMENT FOCUS --U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY --High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY --Investing in common stocks of a small number of companies that have strong potential to benefit from technology.
--------------------------------------------------------------------------------
INVESTOR PROFILE --Investors who want significant growth, and who are willing to bear the risks of a non-diversified, industry concentrated Fund.
--------------------------------------------------------------------------------

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INVESTMENT STRATEGY OF THE RED OAK TECHNOLOGY SELECT FUND
The Fund primarily invests in common stocks of a small number of companies which rely extensively on technology in their product development or operations, or which are expected to benefit from technological advances and improvements. The Fund is concentrated (invests at least 25% of its total assets) in "technology companies" which develop, produce or distribute products or services related to computers, semi-conductors and electronics. The Adviser generally does not base stock selections on a company's size, but rather on assessment of a company's fundamental prospects for growth. As a result, the Fund may own stocks of smaller capitalization companies. The Adviser buys and holds companies for the long-term, and seeks to keep portfolio turnover to a minimum.

[GRAPHIC OF SCALES OMITTED]

PRINCIPAL RISKS OF INVESTING IN THE RED OAK TECHNOLOGY SELECT FUND
The Fund is subject to the risk that the securities of the relatively few issuers in the technology industry that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified Fund to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

Investors are also subject to the risk that the Fund's market segment, growth stocks of technology companies, may underperform other equity market segments or the equity markets as a whole.

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PERFORMANCE INFORMATION
The Fund opened to investors on December 31, 1998 and did not have a full calendar year of performance information at the time this prospectus was printed.

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                                                  RED OAK TECHNOLOGY SELECT FUND
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FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) ...................................................  None
Maximum Deferred Sales Charge (Load) (as a percentage of
   net asset value) .....................................................  None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and
   other Distributions (as a percentage of offering price) ..............  None
Redemption Fee (as a percentage of amount redeemed, if applicable) ......  None
Exchange Fee ............................................................  None
Maximum Account Fee .....................................................  None

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*
--------------------------------------------------------------------------------
Investment Advisory Fees ...............................................  0.74%
Other Expenses .........................................................  0.48%
                                                                         -------
Total Annual Fund Operating Expenses ...................................  1.22%
Fee Waivers and Expense Reimbursements .................................  0.22%
                                                                         -------
Net Expenses ...........................................................  1.00%
--------------------------------------------------------------------------------
*THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.00% FOR A PERIOD OF ONE YEAR FROM THE DATE OF THIS PROSPECTUS. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER."

--------------------------------------------------------------------------------
EXAMPLE
THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THAT YOU SELL YOUR SHARES AT THE END OF THE PERIOD. THE EXAMPLE ALSO ASSUMES THAT EACH YEAR YOUR INVESTMENT HAS A 5% RETURN AND FUND OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS AND RETURNS MIGHT BE DIFFERENT, YOUR ESTIMATED COSTS OF INVESTING $10,000 IN THE FUND WOULD BE:

               1 YEAR         3 YEARS
------------------------------------------
                $102           $365
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WHITE OAK GROWTH STOCK FUND
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FUND SUMMARY

INVESTMENT GOAL --Long-term capital growth
--------------------------------------------------------------------------------
INVESTMENT FOCUS --U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY --High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY --Investing in common stocks of large capitalization companies that are key performers within growing industries.
--------------------------------------------------------------------------------
INVESTOR PROFILE --Investors who want capital appreciation and who are willing to bear the risks of equity investing.
--------------------------------------------------------------------------------

[GRAPHIC OF CHESS PIECE OMITTED]

INVESTMENT STRATEGY OF THE WHITE OAK GROWTH STOCK FUND
The Fund invests primarily in common stocks of established U.S. companies with large market capitalizations (in excess of $5 billion). In selecting investments for the Fund, the Adviser chooses stocks of companies which it believes have above average growth potential at attractive prices. The Adviser's investment process begins with a top-down analysis of industry sectors that it believes have the best potential for long-term growth based on an overall analysis of the economy and interest rate trends. It then focuses in on the key performers in those areas based on a highly qualitative, subjective analysis of individual companies' fundamental values, such as earnings growth potential and the quality of corporate management. The Adviser buys and holds companies for the long-term, and seeks to keep portfolio turnover to a minimum.

[GRAPHIC OF SCALES OMITTED]

PRINCIPAL RISKS OF INVESTING IN THE WHITE OAK GROWTH STOCK FUND
Although the Fund is diversified, its investment strategy often involves overweighting the Fund's position in the industry sectors which it believes hold the most growth potential. As a result, poor performance or adverse economic events effecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments. Investors are also subject to the risk that the Fund's market segment, large cap growth stocks, may underperform other equity market segments or the equity markets as a whole.

[GRAPHIC OF BULLSEYE OMITTED]

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.
The bar chart shows changes in the Fund's performance from year to year.*
[BAR CHART OMITTED]
1993     (0.26%)
1994      6.29%
1995     52.70%
1996     32.28%
1997     24.30%
1998     39.51%
*THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR.

             BEST           WORST
            QUARTER         QUARTER
---------------------------------------
            37.53%         (19.06%)
          (12/31/98)       (9/30/98)

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                                                     WHITE OAK GROWTH STOCK FUND
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This table compares the Fund's average annual total returns for the periods ending December 31, 1998 to those of the S&P 500 Index.
                                                                        SINCE
                                           1 YEAR       5 YEARS       INCEPTION
--------------------------------------------------------------------------------
White Oak Growth Stock Fund                39.51%       30.07%        24.89%**
S&P 500 Index                              28.60%       24.05%        20.82%**
** SINCE 8/3/92    ** SINCE 7/31/92

--------------------------------------------------------------------------------
WHAT IS AN INDEX?

AN INDEX MEASURES THE MARKET PRICES OF A SPECIFIC GROUP OF SECURITIES IN A PARTICULAR MARKET OR SECURITIES IN A MARKET SECTOR. YOU CANNOT INVEST DIRECTLY IN AN INDEX. UNLIKE A MUTUAL FUND, AN INDEX DOES NOT HAVE AN INVESTMENT ADVISER AND DOES NOT PAY ANY COMMISSIONS OR EXPENSES. IF AN INDEX HAD EXPENSES, ITS PERFORMANCE WOULD BE LOWER. THE S&P 500 INDEX IS A WIDELY-RECOGNIZED, MARKET VALUE-WEIGHTED (HIGHER MARKET VALUE STOCKS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE STOCKS) INDEX OF 500 STOCKS DESIGNED TO MIMIC THE OVERALL EQUITY MARKET'S INDUSTRY WEIGHTINGS.

--------------------------------------------------------------------------------

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FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy or hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) ......................................................  None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) None Maximum Sales Charge (Load) Imposed on Reinvested Dividends and
   other Distributions (as a percentage of offering price) ..............  None
Redemption Fee (as a percentage of amount redeemed, if applicable) ......  None
Exchange Fee ............................................................  None
Maximum Account Fee .....................................................  None

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*
--------------------------------------------------------------------------------
Investment Advisory Fees ................................................  0.74%
Other Expenses ..........................................................  0.28%
                                                                         -------
Total Annual Fund Operating Expenses ....................................  1.02%
                                                                         -------
Fee Waivers and Expense Reimbursements ..................................  0.02%
                                                                         -------
Net Expenses ............................................................  1.00%
--------------------------------------------------------------------------------
*THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.00% FOR A PERIOD OF ONE YEAR. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER."

--------------------------------------------------------------------------------
EXAMPLE
THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THAT YOU SELL YOUR SHARES AT THE END OF THE PERIOD.

THE EXAMPLE ALSO ASSUMES THAT EACH YEAR YOUR INVESTMENT HAS A 5% RETURN AND FUND OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS AND RETURNS MIGHT BE DIFFERENT, YOUR APPROXIMATE COSTS OF INVESTING $10,000 IN THE FUND WOULD BE:

               1 YEAR         3 YEARS       5 YEARS       10 YEARS
-------------------------------------------------------------------
                $102           $323          $561          $1,246

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OAK ASSOCIATES FUNDS
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MORE INFORMATION ABOUT RISK
YEAR 2000 RISK -- The Funds depend on the smooth functioning of computer systems in almost every aspect of their business. Like other mutual funds, businesses and individuals around the world, the Funds could be adversely affected if the computer systems used by their service providers do not properly process dates on and after January 1, 2000, and distinguish between the year 2000 and the year 1900. The Funds have asked their service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and are seeking assurances from each service provider that they are devoting significant resources to prevent material adverse consequences to the Funds. While it is likely that such assurances will be obtained, the Funds and their shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Funds do business.

EACH FUND'S OTHER INVESTMENTS
This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information. Of course, we cannot guarantee that any Fund will achieve its investment goal.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with a Fund's objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains.

INVESTMENT ADVISER
The Investment Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees of Oak Associates Funds supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Oak Associates, Ltd. serves as the Adviser to the Funds. As of December 31, 1998, Oak Associates, Ltd. had approximately $11.4 billion in assets under management. The Adviser's principal place of business is 3875 Embassy Parkway, Suite 250, Akron,Ohio 44333. For the fiscal period ended October 31, 1998, Oak Associates Ltd. received advisory fees as a percentage of average daily net assets (after waivers and reimbursements) of:
     Pin Oak Aggressive Stock Fund ...........................   .60%
     White Oak Growth Stock Fund .............................   .67%
*FOR ITS ADVISORY SERVICES FOR THE RED OAK TECHNOLOGY SELECT FUND, THE ADVISER
 IS ENTITLED TO AN ANNUAL FEE OF .74% BUT MAY RECEIVE LESS DUE TO CONTRACTUAL WAIVERS AND REIMBURSEMENTS.

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                                                            OAK ASSOCIATES FUNDS
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PORTFOLIO MANAGERS
James D. Oelschlager has served as President of Oak Associates, Ltd. and its predecessor since 1985. He has managed the Pin Oak Aggressive Stock Fund and White Oak Growth Stock Fund and co-managed the Red Oak Technology Select Fund since inception. He has more than 30 years of investment experience. Prior to founding Oak Associates, Ltd., Mr. Oelschlager served as Director of Pension Investments/Assistant Treasurer for the Firestone Tire & Rubber Company.

Doug MacKay has served as a Research Analyst for Oak Associates, Ltd. since 1991. He has co-managed the Red Oak Technology Select Fund since its inception and serves as Assistant Fund Manager for the Pin Oak Aggressive Stock Fund and the White Oak Growth Stock Fund. He has more than 9 years of investment experience. Prior to joining Oak Associates, Ltd., Mr. MacKay served as a credit analyst with Pittsburgh National Bank.

Donna Barton has served as a securities trader for Oak Associates, Ltd. and its predecessor since 1985. She serves as Assistant Fund Manager for the Pin Oak Aggressive Stock Fund and the White Oak Growth Stock Fund. She has more than 20 years of investment experience.

PURCHASING, SELLING AND EXCHANGING FUND SHARES
This section tells you how to buy, sell (sometimes called "redeem") or exchange shares of the Funds. Shares of the Funds are for individual and institutional investors.

HOW TO PURCHASE FUND SHARES
You may purchase shares directly by:
[SQUARE BULLET] Mail
[SQUARE BULLET] Telephone
[SQUARE BULLET] Wire, or
[SQUARE BULLET] Automated Clearing House (ACH).
To purchase shares directly from us, please call 1-888-462-5386, or complete and send in the enclosed application. Unless you arrange to pay by wire or through ACH, write your check, payable in U.S. dollars, to "Oak Associates Funds" and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit cards, credit card checks or cash.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

GENERAL INFORMATION
You may purchase shares on any day that the New York Stock Exchange is open for business (a Business Day). Shares cannot be purchased by Federal Reserve wire on days that either the New York Stock Exchange or the Federal Reserve is closed.

The Fund may reject any purchase order if it determines that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order.

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Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, generally a Fund must receive your purchase order before 4:00 p.m. Eastern time.

HOW WE CALCULATE NAV
NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund.
In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES
To purchase shares for the first time, you must invest at least $2,000 in any Fund. Your subsequent investments in any Fund must be made in amounts of at least $50.

SYSTEMATIC INVESTMENT PLAN
If you have a checking or savings account with a bank, you may purchase shares of any Fund automatically through regular deductions from your account in amounts of at least $25 per month.

HOW TO SELL YOUR FUND SHARES
If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-888-462-5386.

If you would like to close your account or have your sale proceeds sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). The sale price of each share will be the next NAV determined after the Fund receives your request.

SYSTEMATIC WITHDRAWAL PLAN
If you have at least $25,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

RECEIVING YOUR MONEY
Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND
We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.


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INVOLUNTARY REDEMPTIONS OF YOUR SHARES
If your account balance drops below $2,000 because of redemptions, the Fund may redeem your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES
A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in our Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES
You may exchange your shares on any Business Day by contacting us directly by mail or telephone.

You may also exchange shares through your financial institution by mail or telephone.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' written notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

TELEPHONE TRANSACTIONS
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Each Fund distributes its income annually and each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES
PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable as ordinary income or capital gains whether or not you reinvest them or receive them in cash. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

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FINANCIAL HIGHLIGHTS

The tables that follow presents performance information about each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Arthur Andersen, LLP, independent public accountants. Their report, along with each Fund's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-888-462-5386.


FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31,


                                    REALIZED AND                                   NET
            NET ASSET       NET      UNREALIZED   DISTRIBUTIONS  DISTRIBUTIONS    ASSET                 NET ASSETS    RATIO OF
              VALUE     INVESTMENT    GAINS OR      FROM NET         FROM         VALUE                   END OF     EXPENSES TO
            BEGINNING     INCOME    (LOSSES) ON    INVESTMENT       CAPITAL      END OF    TOTAL          PERIOD       AVERAGE
            OF PERIOD     (LOSS)     SECURITIES      INCOME          GAINS       PERIOD    RETURN          (000)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
PIN OAK AGGRESSIVE STOCK FUND
1998(1)      $19.46         (0.15)        2.65         --            --         $21.96        12.85%     $41,444       1.00%
1997         $17.08         (0.11)        2.49         --            --         $19.46        13.93%     $31,681       0.99%
1996         $17.32         (0.09)       (0.15)        --            --         $17.08        (1.39)%    $23,738       0.96%
1995         $11.60         (0.08)        5.80         --            --         $17.32        49.31%     $15,652       0.98%
1994         $12.62         (0.06)       (0.96)        --            --         $11.60        (8.08)%     $9,624       0.96%
1993         $10.28         (0.05)        2.39         --            --         $12.62        22.76%      $9,079       0.98%
1992(2)      $10.00        ---            0.28         --            --         $10.28        11.57%      $4,127       1.00%*
WHITE OAK GROWTH STOCK FUND
1998(1)      $29.29         (0.05)        4.86         --            (0.06)     $34.04        16.48%    $830,219       1.00%
1997         $21.88          0.03         7.49         (0.04)        (0.07)     $29.29        34.46%    $362,404       0.98%
1996         $18.08          0.05         3.80         (0.05)        --         $21.88        21.33%     $26,109       0.95%
1995         $11.92          0.04         6.15         (0.03)        --         $18.08        52.07%     $10,495       0.97%
1994         $10.64          0.02         1.28         (0.02)        --         $11.92        12.24%      $5,942       0.97%
1993         $10.33          0.05         0.32         (0.06)        --         $10.64         3.59%      $5,539       0.97%
1992(2)      $10.00          0.02         0.33         (0.02)        --         $10.33        14.30%      $3,195       1.00%*

                                                                RATIO OF
                                                  RATIO OF     NET INCOME
                                   RATIO OF       EXPENSES      (LOSS) TO
                                  NET INCOME     TO AVERAGE    AVERAGE NET
                                   (LOSS) TO     NET ASSETS      ASSETS    PORTFOLIO
                                    AVERAGE      (EXCLUDING    (EXCLUDING  TURNOVER
                                  NET ASSETS      WAIVERS)      WAIVERS)     RATE
-------------------------------------------------------------------------------------
PIN OAK AGGRESSIVE STOCK FUND
1998(1)                              (0.79)%        1.14%        (0.93)%     10.04%
1997                                 (0.75)%        1.23%        (0.99)%     17.30%
1996                                 (0.62)%        1.47%        (1.13)%     31.65%
1995                                 (0.70)%        1.65%        (1.37)%     49.28%
1994                                 (0.62)%        1.74%        (1.40)%     48.88%
1993                                 (0.48)%        2.07%        (1.57)%     68.32%
1992(2)                               0.03 %*       4.06%*       (3.03)%*     4.00%
WHITE OAK GROWTH STOCK FUND
1998(1)                              (0.22)%        1.07%        (0.29)%      6.16%
1997                                  0.06 %        1.14%        (0.10)%      7.90%
1996                                  0.23 %        1.50%        (0.32)%      8.07%
1995                                  0.29 %        2.06%        (0.80)%     22.43%
1994                                  0.19 %        2.24%        (1.08)%     37.42%
1993                                  0.54 %        2.71%        (1.20)%     27.48%
1992(2)                               0.74 %*       4.78%*       (3.04)%*     --

*   ANNUALIZED
(1) THE INFORMATION SET FORTH IN THIS TABLE FOR THE PERIOD PRIOR TO FEBRUARY 27, 1998 IS THE FINANCIAL DATA OF THE PIN OAK AGGRESSIVE STOCK FUND AND THE WHITE OAK GROWTH STOCK FUND, RESPECTIVELY, EACH A SERIES OF THE ADVISORS' INNER CIRCLE FUND.
(2) THE PIN OAK AGGRESSIVE STOCK FUND AND THE WHITE OAK GROWTH STOCK FUND COMMENCED OPERATIONS ON AUGUST 3, 1992.



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
                              OAK ASSOCIATES FUNDS



                               INVESTMENT ADVISER
                              Oak Associates, Ltd.

                                   DISTRIBUTOR
                         SEI Investment Distribution Co.

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP



More information about Oak Associates Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated March 1, 1999, includes detailed information about Oak Associates Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

BY TELEPHONE: Call 1-888-462-5386

BY MAIL: OAK ASSOCIATES FUNDS
         P.O. BOX 419441
         KANSAS CITY, MISSOURI 64141-6441

BY INTERNET: www.oakassociates.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-annual reports, as well as other information about Oak Associates Funds, from the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information call 1-800-SEC-0330). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009. Oak Associates Funds' Investment Company Act registration number is 811-8549.





OAK-F-010-09

                           TRUST: OAK ASSOCIATES FUNDS

                                     FUNDS:

                           WHITE OAK GROWTH STOCK FUND
                          PIN OAK AGGRESSIVE STOCK FUND
                         RED OAK TECHNOLOGY SELECT FUND

                                  MARCH 1, 1999

                               INVESTMENT ADVISER:

                              OAK ASSOCIATES, LTD.

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of Oak Associates Funds (the "Trust") and should be read in conjunction with the Trust's prospectus dated March 1, 1999. This Statement of Additional Information is incorporated by reference into the Trust's Prospectus. Prospectuses may be obtained by writing to the Trust or calling toll-free 1-888-462-5386.

                                TABLE OF CONTENTS
THE TRUST...................................................................S-2
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES..........................S-3
DESCRIPTION OF PERMITTED INVESTMENTS........................................S-5
INVESTMENT LIMITATIONS......................................................S-8
THE ADVISER................................................................S-10
THE ADMINISTRATOR..........................................................S-12
THE DISTRIBUTOR............................................................S-13
THE TRANSFER AGENT.........................................................S-14
THE CUSTODIAN..............................................................S-14
INDEPENDENT PUBLIC ACCOUNTANTS.............................................S-15
LEGAL COUNSEL..............................................................S-15
TRUSTEES AND OFFICERS OF THE TRUST.........................................S-15
CALCULATION OF TOTAL RETURN................................................S-18
PURCHASING SHARES..........................................................S-18
REDEEMING SHARES...........................................................S-18
DETERMINATION OF NET ASSET VALUE...........................................S-19
TAXES......................................................................S-19
FUND TRANSACTIONS..........................................................S-21
DESCRIPTION OF SHARES......................................................S-24
SHAREHOLDER LIABILITY......................................................S-24
LIMITATION OF TRUSTEES' LIABILITY..........................................S-25
5% AND 25% SHAREHOLDERS....................................................S-25
EXPERTS....................................................................S-26
FINANCIAL STATEMENTS.......................................................S-26
APPENDIX....................................................................A-1

THE TRUST

This Statement of Additional Information relates to the White Oak Growth Stock Fund (the "White Oak Fund"), Pin Oak Aggressive Stock Fund (the "Pin Oak Fund") and Red Oak Technology Select Fund (the "Red Oak Fund") (each a "Fund" and collectively, the "Funds" ). Each Fund is a separate series of Oak Associates Funds (the "Trust"), an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated November 6, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. On February 27, 1998, the White Oak Fund and Pin Oak Fund acquired substantially all of the assets and liabilities of the White Oak Growth Stock Fund and Pin Oak Aggressive Stock Fund (the "AIC White Oak Fund" and the "AIC Pin Oak Fund", respectively, and collectively the "Predecessor Funds") of the Advisors' Inner Circle Fund. See "Description of Shares." No investment in shares of a fund should be made without first reading that fund's prospectus. Capitalized terms not defined herein are defined in the Prospectus offering shares of the Funds.

The Trust, an open-end investment management company, was organized under Massachusetts law as a business trust under a Declaration of Trust dated November 6, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares. All consideration received by the Trust for shares of any fund and all assets of such fund belong to that fund and would be subject to liabilities related thereto. The Trust reserves the right to create and issue shares of additional funds.

The Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

Voting Rights

Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES
AND POLICIES

White Oak Growth Stock Fund
The White Oak Fund seeks long-term capital growth. This investment objective is fundamental and ca not be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve this investment objective.

The White Oak Fund will normally be as fully invested as practicable in common stocks, but also may invest in warrants and rights to purchase common stocks, debt securities and preferred stocks convertible into common stocks, and American Depositary Receipts ("ADRs"). Under normal market conditions, the White Oak Fund will invest at least 65% if its total assets in common stocks. The Fund will purchase securities primarily of established companies with large market capitalizations (an equity market capitalization in excess of $5 billion). The Fund may also purchase securities of smaller established companies if its investment adviser, Oak Associates, Ltd. (the "Adviser"), believes that such securities offer comparable investment opportunities.

Pin Oak Aggressive Stock Fund
The Pin Oak Fund seeks long-term growth of capital. This investment objective is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve this investment objective.

The Pin Oak Fund will normally be as fully invested as practicable in common stocks, but may also invest in warrants and rights to purchase common stocks, debt securities and preferred stocks convertible into common stocks, and ADRs. Under normal market conditions, the Pin Oak Fund will invest at least 65% of its total assets in common stocks. The Fund will purchase securities primarily of companies with small to medium market capitalizations (an equity market capitalization between $500 million and $5 billion). These companies may be positioned in emerging growth industries, i.e., industries comprised largely of companies that are early in their life cycle, but which, in the Adviser's judgement, have the potential to become major enterprises. The Pin Oak Fund may purchase the securities of larger companies if the Adviser believes that they offer comparable investment opportunities or will stabilize the Fund's net asset value.

Red Oak Technology Select Fund
The Red Oak Fund, a non-diversified portfolio, seeks long-term capital growth. This investment objective is fundamental and cannot be changed without the consent of shareholders. Current income is incidental to the Red Oak Fund's objective.

Under normal market conditions, the Red Oak Fund will invest primarily in companies which rely extensively on technology in their product development or operations, or which are expected to benefit from technological advances and improvements, and that may be experiencing growth in sales and earnings driven by technology related products and services. The Portfolio will concentrate its investments (i.e., invest at least 25% of its total assets) in companies operating directly in the "technology industry," which generally consists of companies which develop, produce or distribute products or services related to computers, semi-conductors and electronics ("Technology Companies"). As a result of this focus, the Red Oak Fund offers investors the significant growth potential of companies that may be responsible for breakthrough products or technologies or that are positioned to take advantage of cutting-edge developments.

In General

Each Fund will invest primarily (at least 65% of its total assets) in the securities described in the prospectus. In addition to each Fund's principal investments, each Fund may also invest in other securities which are not part of its respective principal investment strategy.

Each Fund will purchase securities that the Adviser believes have strong earnings potential and reasonable market valuations relative to the market as a whole and common stocks of companies in the same respective industry classifications. Each Fund will purchase only those securities that are traded in the United States on registered exchanges or the over-the-counter market.

Each Fund may invest in debt securities rated AAA by Standard & Poor's Corporation ("S&P"). Debt rated AAA has the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest.

Under normal conditions, each Fund may hold up to 15% of its total assets in cash and investments in the money market instruments described below in order to maintain liquidity or if the Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise readily available for purchase.

The Adviser will enter into repurchase agreements on behalf of a Fund only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trustees.

A Fund will not invest more than 15% of its net assets in illiquid securities.

For temporary defensive purposes during periods when the Adviser determines that conditions warrant, each Fund may invest up to 100% of its assets in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings & loan associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at least A-1 by S&P or Prime-1 by Moody's Investors Service, Inc.;

repurchase agreements involving the foregoing securities; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments) and in cash.

For a description of certain permitted investments, see "Description of Permitted Investments" in this Statement of Additional Information. For a description of ratings, see the Appendix in this Statement of Additional Information.

DESCRIPTION OF PERMITTED INVESTMENTS

American Depositary Receipts ("ADRs")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

Bankers' Acceptance - Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

Certificate of Deposit - Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

Commercial Paper - Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

Convertible Securities - Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

Illiquid Securities - Illiquid securities are securities that cannot be disposed of within seven days at approximately the price at which they are being carried on a Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with a remaining term to maturity in excess of seven days.

Investment Company Shares

Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, a Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition:
(1) the Fund owns more than 3% of the total voting stock of the other company;
(2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. See also "Investment Limitations."

It is the position of the staff of the Securities and Exchange Commission ("SEC") that certain non-governmental issuers of collateralized mortgage obligations ("CMOs") constitute investment companies pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have received orders from the SEC exempting such instruments from the definition of investment company.

Options

It is an operating policy of the Funds not to write or purchase puts, calls, options or combinations thereof.

Repurchase agreements are agreements by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

Securities of Foreign Issuers

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Securities of Small- and Mid-Capitalization Issuers

The Pin Oak Fund will invest primarily in securities of issuers with small to medium market capitalizations. Investing in smaller capitalization companies involves greater risk than is customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. As a result, the value of the shares of the Pin Oak Fund can be expected to fluctuate more than the value of shares of an investment company investing solely in larger, more established companies.

Time Deposits

Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

U.S. Government Agencies

Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

U.S. Government Direct Obligations

U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

Warrants and Rights

A Fund may invest in warrants and rights in accordance with the Prospectus.



INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental policies of each Fund that cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a

Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

No Fund may:

     1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of the Fund's total assets. This limitation does not apply to the Red Oak Fund.

     2. Purchase any securities which would cause 25% or more of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry, and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry. This limitation does not apply to the Red Oak Fund which will invest at least 25% of its total assets in companies which develop, produce or distribute products or services related to computers, semi-conductors and electronics.

     3.   Acquire more than 10% of the voting securities of any one issuer.

     4.   Invest in companies for the purpose of exercising control.

     5. Issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund may borrow from any bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of the Fund, and further provided that, to the extent that such borrowings exceed 5% of the Fund's total assets, all borrowings shall be repaid before the Fund makes additional investments. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of the Fund's total assets at the time the Fund makes such temporary borrowing. In addition, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets will not be considered borrowings or senior securities. This investment limitation shall not preclude the Fund from issuing multiple classes of shares in reliance on SEC rules or orders.

     6. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

     7. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

     8. Make short sales of securities, maintain a short position or purchase securities on margin, except that a Fund may obtain short-term credits as necessary for the clearance of security transactions and sell securities short "against the box."

     9. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling the Fund security.

     10. Purchase securities of other investment companies except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), the rules and regulations thereunder or pursuant to an exemption therefrom.

Non-Fundamental Policies

The following investment limitation of each Fund is non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval:

     1. A Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

THE ADVISER

Oak Associates, Ltd. (the "Adviser") is a professional investment management firm and registered investment adviser formed in December 1995 by James D. Oelschlager to continue the business of Oak Associates, a sole proprietorship founded in 1985. As of December 31, 1998, the Adviser had discretionary management authority with respect to approximately $11.4 billion of assets under management. The principal business address of the Adviser is 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333.

The Adviser serves as the investment adviser for each Fund under an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. In addition to advising the Funds, the Adviser provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .74% of the average daily net assets of the White Oak Fund, .74% of the average daily net assets of the Pin Oak Fund and
 .74% of the average daily net assets of the Red Oak Fund, respectively. The Adviser has voluntarily agreed to waive all or a portion of its fee for each Fund and to reimburse expenses of each Fund in order to limit total operating expenses of that Fund to an annual rate of not more than 1.00% of average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate its voluntary fee waivers and reimbursements at any time. For the fiscal year ended October 31, 1998, the Adviser received advisory fees of .67% and .60%, respectively, of the White Oak and Pin Oak Funds' average daily net assets. The Adviser may, from its own resources, compensate broker-dealers whose clients purchase shares of the Funds.

James D. Oelschlager, President of the Adviser and its predecessor since 1985, has managed the portfolios of the White Oak Fund and the Pin Oak Fund (and their predecessor funds) since their inception, with both Donna Barton and Doug MacKay serving as assistant portfolio managers during this period and co-managed the Red Oak Fund since its inception. Ms. Barton has been a trader for the Adviser and its predecessor since 1985.

Mr. MacKay is Assistant Fund Manager/Research Analyst for the White Oak Growth Stock Fund and the Pin Oak Aggressive Stock Fund and co-manages the Red Oak Fund with Mr. Oelschlager. He has been with Oak Associates, Ltd. since 1991. Previously, he was a credit analyst with the Pittsburgh National Bank. In 1990, he received a B.S. in Finance from Miami University in Oxford, Ohio. In 1994, Mr. MacKay earned his MBA from Case Western Reserve University in Cleveland, Ohio. In 1998, he earned the designation of Chartered Financial Analyst and has 8 years of investment experience.

The Trust and Oak Associates Ltd. (the "Adviser") have entered into an advisory agreement (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

For the fiscal years ended October 31, 1996, 1997 and 1998, the Funds and the Predecessor Funds paid the Adviser the following advisory fees:


                                Fees Paid                             Fees Waived                        Fees Reimbursed
                      ------------------------------          ------------------------------         -------------------------
                      1996        1997          1998          1996        1997          1998         1996      1997       1998
                      ----        ----          ----          ----        ----          ----         ----      ----       ----
White Oak           $29,362     $929,875     $4,049,439      $88,667    $242,259      $410,452           $0        $0         $0
Fund
----------------  ---------  -----------  -------------  ----------- -----------  ------------  ----------- ---------  ---------
Pin Oak Fund        $44,515     $148,297       $210,838      $98,194     $72,975       $49,316           $0        $0         $0
================  =========  ===========  =============  =========== ===========  ============  =========== =========  =========

The fees paid for the period's prior to February 27, 1998 represent advisory fees paid by the AIC White Oak Fund and the AIC Pin Oak Fund, respectively. For the fiscal year ended October 31, 1998, the Red Oak Fund had not commenced operations and therefore did not pay advisory fees.

The continuance of the Advisory Agreement as to any Fund must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

THE ADMINISTRATOR

SEI Investments Mutual Funds Services (the "Administrator"), a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds(R), CrestFunds, Inc., CUFUND, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Funds, Oak Associates Funds, The PBHG Funds, Inc., PBHG Advisor Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Inter-national Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and TIP Institutional Funds.

The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, The Administrator is entitled to a fee from each Fund, which is calculated daily and paid monthly, at an annual rate of 0.15% on the first $250 million of average daily net assets; 0.12% on the next $200 million; 0.10% on the next $200 million; and 0.08% on average daily net assets over $650 million. However, each Fund pays the Administrator a minimum annual fee of $50,000. The Administrator also serves as the shareholder servicing agent for each Fund under a shareholder servicing agreement with the Trust.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of five years after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

For the fiscal years ended October 31, 1996, 1997 and 1998, the Funds and the Predecessor Funds paid the following administrative fees to the administrator:



                                           Administrative Fees Paid
                                --------------------------------------------
                                1996                1997                1998
                                ----                ----                ----
White Oak Fund                 $50,030            $274,845            $755,435
Pin Oak Fund                   $50,030             $56,068             $53,768



The fees paid for the period's prior to February 27, 1998 represent administrative fees paid by the AIC White Oak Fund and the AIC Pin Oak Fund, respectively. For the fiscal year ended October 31, 1998, the Red Oak Fund had not commenced operations and therefore did not pay fees to the Administrator.

The Trust and the Administrator have also entered into a shareholder servicing agreement pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement"). The Distributor will not receive compensation for distribution of shares of any Fund.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

THE TRANSFER AGENT

DST Systems, Inc., Kansas City, Missouri, serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust.

THE CUSTODIAN

First Union Bank, N.A., Philadelphia, Pennsylvania, acts as the custodian of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940, as amended (the "1940 Act").

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP serves as the independent public accountants of the Trust.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trust pays the fees for unaffiliated Trustees.

The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following:
The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds(R), CrestFunds, Inc., CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Fund, Inc., The Parkstone Group of Funds, The PBHG Funds, Inc., PBHG Advisor Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and Alpha Select Funds, each of which is an open-end management investment company managed by SEI Investments Mutual Funds Services or its affiliates and, except for PBHG Advisor Funds, Inc., distributed by SEI Investments Distribution Co.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Boston 1784 Funds(R), The Expedition Funds, Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27) -- Trustee** -- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund and The Expedition Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* -- 1701 Market Street, Philadelphia, PA 19103-2901. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director and Secretary of SEI Investments and Secretary of the Administrator and the Distributor. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee** -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus). Financial and Investment Consultant, Professor of Transportation (1984-present). Vice President-Investments, Treasurer, Senior Vice President (Emeritus) (1982-1984). Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund and The Expedition Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee** -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company) (1980-1986). President of Gene Peters and Associates (import company) (1978-1980). President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund and The Expedition Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee** -- Partner, Dechert Price & Rhoads, from September 1987 - December 1993; Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee** -- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Arbor Fund, The Expedition Funds, The Advisors' Inner Circle Funds, SEI Asset Allocation

Trust, SEI Daily Income Trust, SEI Index Funds, SEI Liquid Asset Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, and SEI Tax Exempt Trust.

MARK E. NAGLE (DOB 10/20/59) -- President and Chief Executive Officer --Vice President of Fund Accounting and Administration for SEI Investments Mutual Funds Services and Vice President of the Administrator since 1996. Vice President of the Distributor since December 1997. Vice President, Fund Accounting, BISYS Fund Services, September 1995 to November 1996. Senior Vice President and Site Manager, Fidelity Investments 1981 to September 1995.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm) 1991-1994.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

KATHY HEILIG (DOB 12/21/58) -- Vice President and Assistant Secretary -- Treasurer of SEI Investments since 1997; Assistant Controller of SEI Investments since 1995; Vice President of SEI Investments since 1991; Director of Taxes of SEI Investments, 1987 to 1991. Tax Manager, Arthur Andersen LLP prior to 1987.

JOSEPH M. O'DONNELL (DOB 11/13/54) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Vice President and General Counsel, FPS Services, Inc., 1993-1997. Staff Counsel and Secretary, Provident Mutual Family of Funds, 1990-1993.

SANDRA K. ORLOW (DOB 10/18/53) -- Vice President and Assistant Secretary -- Secretary of the Distributor since 1998; Vice President of the Distributor since 1988. Vice President and Assistant Secretary of the Manager since 1988. Assistant Secretary of the Distributor from 1988 to 1998.

KEVIN P. ROBINS (DOB 04/15/61) -- Vice President and Assistant Secretary -- Senior Vice President and General Counsel of SEI Investments, the Administrator and the Distributor since 1994. Assistant Secretary of SEI Investments since 1992; Secretary of the Administrator since 1994. Vice President, General Counsel and Assistant Secretary of the Administrator and the Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

LYNDA J. STRIEGEL (DOB 10/30/48) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Senior Asset Management Counsel, Barnett Banks, Inc., 1997-1998. Partner, Groom and Nordberg, Chartered, 1996-1997. Associate General Counsel, Riggs Bank, N.A., 1991-1995.

WILLIAM E. WHITE (DOB 03/09/65) -- Assistant Secretary -- Mutual Fund Product Manager of Oak Associates, Ltd., the Adviser, since 1997. Accounts Director, SEI Investments, 1994-1997. Lieutenant, United States Navy, 1987-1994.

ROBERT DELLACROCE (DOB 12/17/63) -- Controller and Chief Financial Officer -- Director, Funds Administration and Accounting of SEI Investments since 1994. Senior Audit Manager, Arthur Andersen LLP, 1986 - 1994.

JOHN H. GRADY, JR. (DOB 06/01/61) -- Secretary -- 1701 Market Street, Philadelphia, PA 19103-2901, Partner since 1995, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor.


--------------
* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Trust as that term is defined in the 1940 Act.

** Messrs. Cooney, Patterson, Peters, Storey and Sullivan serve as members of the Audit Committee of the Trust.

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees.

The following table exhibits anticipated Trustee compensation for the fiscal year ended October 31, 1998.


                                         Aggregate Compensation From Registrant
Name of Person, Position                 for the Fiscal Year Ended October 31, 1998
---------------------------------------  ------------------------------------------
John T. Cooney, Trustee                                 $1,799

Frank E. Morris, Trustee**                              $1,799

Robert Patterson, Trustee                               $1,873

Eugene B. Peters, Trustee                               $1,873

James M. Storey, Esq., Trustee                          $1,873

William M. Doran, Esq., Trustee                           $0

Robert A. Nesher, Chairman of the Board*                  $0
=======================================  =====================================


* SEI Investments compensates Mr. Nesher for services he provides to SEI Investments.
**   Mr. Morris retired as of December 30, 1998.

CALCULATION OF TOTAL RETURN

From time to time the Trust may advertise total return of the Funds. These figures will be based on historical earnings and are not intended to indicate future performance.

The total return of a Fund refers to the average annual compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.

For the fiscal year ended October 31, 1998 and for the period from August 3, 1992 (commencement of operations) through October 31, 1998, the average annual return for the Funds was as follows:





Fund                  One Year          Five Year       Since Inception
----                  --------          ---------       ---------------
White Oak Fund        16.48%             26.53%             22.08%
Pin Oak Fund          12.85%             11.72%             13.43%

* The AIC White Oak Fund and the AIC Pin Oak Fund each commenced operations on August 3, 1992. The Red Oak Fund had not commenced operations as of October 31, 1998.

PURCHASING SHARES

Purchases may be made through the Transfer Agent on any day the New York Stock Exchange is open for business. Shares of each Fund are offered on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

REDEEMING SHARES

Redemptions may be made through the Transfer Agent on any day the New York Stock Exchange is open for business. Shares of each Fund are offered on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of the Funds are valued by the Administrator. The Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. However, the service may also use a matrix system to determine valuations of certain securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

Federal Income Tax Treatment of Dividends and Distributions

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualifications as a Regulated Investment Company

Each Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify as a RIC, the Fund must distribute at least 90% of its net investment income (generally, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of each Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of each Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls or that are engaged in the same, similar or related trades or business.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

In certain cases, a Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to that Fund that such shareholder is not subject to backup withholding.

Federal Excise Tax

If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

State Taxes

No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

FUND TRANSACTIONS

The Adviser is authorized to select brokers and dealers to effect securities transactions for each Fund. Each Fund will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Adviser seeks to select brokers or dealers that offer a Fund best price and execution or other services which are of benefit to the Fund.

The Adviser may, consistent with the interests of the Fund, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, a Fund or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising that Fund. For the fiscal years ended October 31, 1998, the Funds paid no directed brokerage.

It is expected that a Fund may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Distributor and the Fund expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

For the fiscal year ended October 31, 1998, the following commissions were paid on brokerage transactions, pursuant to an agreement or understanding, to brokers because of research services provided by the brokers (The Red Oak Fund was not operational as of the fiscal year ended October 31, 1998):


                                                                                Total Dollar Amount of
             Fund                       Total Dollar Amount of             Transactions Involving Directed
                                       Brokerage Commissions for              Brokerage Commissions for
                                           Research Services                      Research Services
-------------------------------  -------------------------------------  --------------------------------------
        White Oak Fund                         $256,724                              $259,334,974
         Pin Oak Fund                            $9,381                                $4,722,189
-------------------------------  -------------------------------------  --------------------------------------


The fees paid for the period's prior to February 27, 1998 represent commissions paid by the AIC White Oak Fund and the AIC Pin Oak Fund, respectively. For the fiscal year ended October 31, 1998, the Red Oak Fund had not commenced operations and therefore did not pay commissions. For the fiscal years ended October 31, 1996, 1997 and 1998, the Funds and the Predecessor Funds paid the following brokerage commissions (the Red Oak Fund was not operational as of the fiscal year ended October 31, 1998):



             Fund                       Total Brokerage Commissions                 Amount Paid to SEI Investments(1)
------------------------------  ------------------------------------------- -------------------------------------------------
                                    1996           1997           1998            1996             1997            1998
------------------------------  ------------  --------------  ------------- ---------------- ---------------- ---------------
        White Oak Fund             $9,810        $146,575       $256,724           $0             $4,963            $0
------------------------------  ------------  --------------  ------------- ---------------- ---------------- ---------------
         Pin Oak Fund              $5,004          $3,006         $9,381           $0               $341            $0
------------------------------  ------------  --------------  ------------- ---------------- ---------------- ---------------


(1) The amounts paid to SEI Investments reflect fees paid in connection with repurchase agreement transactions.

The fees paid for the period's prior to February 27, 1998 represent brokerage commissions paid by the AIC White Oak Fund and the AIC Pin Oak Fund, respectively. For the fiscal year ended October

31, 1998, the Red Oak Fund had not commenced operations and therefore did not pay brokerage commissions.

For the fiscal years indicated, the Funds paid the following brokerage commissions (the Red Oak Fund was not operational as of the fiscal year ended October 31, 1998):


--------------------------------------------------------------------------------------------------------------------
                                                                               % of Total       % of Total Brokerage
                                                     Total $ Amount of         Brokerage       Transactions Effected
      Fund          Total $ Amount of Brokerage          Brokerage            Commissions        Through Affiliated
                         Commissions Paid           Commissions Paid to       Paid to the             Brokers
                                                     Affiliated Brokers        Affiliated
                                                                                Brokers
-------------------------------------------------------------------------------------------------------------------
                    1996       1997       1998      1996    1997    1998          1998                  1998
-------------------------------------------------------------------------------------------------------------------
  White Oak        $9,810    $146,575   $256,724     $0      $0      $0           N/A                   N/A
      Fund
  Pin Oak Fund     $5,004      $3,006     $9,381     $0      $0      $0           N/A                   N/A
-------------------------------------------------------------------------------------------------------------------


The fees paid for the period's prior to February 27, 1998 represent brokerage commissions paid by the AIC White Oak Fund and the AIC Pin Oak Fund, respectively. For the fiscal year ended October 31, 1998, the Red Oak Fund had not commenced operations and therefore did not pay brokerage commissions.

Because the Funds do not market their shares through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend a Fund's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds have acquired during their most recent fiscal year. As of October 31, 1998, the White Oak Fund held $40,286,000 of equity securities of Morgan Stanley Group.

For the fiscal years ended October 31, 1997 and 1998, the Fund turnover rate for each of the Funds and Predecessor Funds was as follows (the Red Oak Fund was not operational as of the fiscal year ended October 31, 1998):



===========================================================================
                                                   TURNOVER RATE
---------------------------------------------------------------------------
Fund                                          1998              1997
---------------------------------------------------------------------------
White Oak Fund                                6.16%             7.90%
Pin Oak Fund                                 10.04%            17.30%
===========================================================================


For the period prior to February 27, 1998, the above percentages represent the turnover rate for the AIC White Oak Fund and the AIC Pin Oak Fund, respectively.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

5% AND 25% SHAREHOLDERS

White Oak Growth Stock Portfolio.


Shareholder                                        Number of Shares                        %
-----------                                        ----------------                      -----
Charles Schwab & Co. Inc.                            12,801,489                          41.16%
Attn:  Mutual Funds / Team S
4500 Cherry Creek Dr. S Fl 3
Denver, CO 80209

National Financial Services Corp.                     5,522,787                          17.76%
For the Exclusive Benefit
of our Customers
Attn:  Teri Louie -- Omnibus -- Fl 5
200 Liberty St.  1 World Fin. Ctr.
New York, NY 10281-1003


Pin Oak Aggressive Stock Portfolio.

Shareholder                                       Number of Shares                         %
-----------                                       ----------------                       -----
Charles Schwab & Co. Inc.                             358,950                            16.90%
Attn:  Mutual Funds / Team S
4500 Cherry Creek Dr. S Fl 3
Denver, CO 80209

National Financial Services Corp.                     156,656                             7.17%
For the Exclusive Benefit



                                     S - 25




of our Customers
Attn:  Teri Louie -- Omnibus -- Fl 5
200 Liberty St.  1 World Fin. Ctr.
New York, NY 10281-1003

FTC & Co                                              122,512                             5.61%
Attn: Datalynx House Corp
PO Box 173736
Denver, CO 80217-3736

Red Oak Technology Select Portfolio.


Shareholder                                       Number of Shares                         %
-----------                                       ----------------                       -----
Charles Schwab & Co. Inc.                            968,267                             20.95%
Attn:  Mutual Funds / Team S
4500 Cherry Creek Dr. S Fl 3
Denver, CO 80209

National Financial Services Corp.                    804,305                             17.406%
For the Exclusive Benefit
of our Customers
Attn:  Teri Louie -- Omnibus -- Fl 5
200 Liberty St.  1 World Fin. Ctr.
New York, NY 10281-1003

EXPERTS

The financial statements of the Oak Associates Funds have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.

FINANCIAL STATEMENTS

The financial statements, with respect to the White Oak Fund and Pin Oak Fund, for the fiscal year ended October 31, 1998, including notes thereto and the report of Arthur Andersen LLP thereon, are herein incorporated by reference. A copy of the Oak Associates Funds 1998 Annual Report to Shareholders, with respect to the White Oak Fund and the Pin Oak Fund, must accompany the delivery of this Statement of Additional Information.

APPENDIX

DESCRIPTION OF CORPORATE BOND RATINGS

The following descriptions of corporate bond ratings have been published by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"), respectively.

Debt rated AAA has the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Debt rated AA also qualities as high-quality debt. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

The following descriptions of commercial paper ratings have been published by S&P and Moody's, respectively.

A-1 - This is S&P's highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

PRIME-1 - Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      -  Leading market positions in well-established industries.
      -  High rates of return on funds employed.

      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 - Issuers rated Prime-2 (or supporting institutions) by Moody's have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.